                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                                   TO TENDER

                       $3.50 CONVERTIBLE PREFERRED STOCK

                                      OF

                              UNOCAL CORPORATION

                                IN EXCHANGE FOR
                    % TRUST CONVERTIBLE PREFERRED SECURITIES

                                      OF

                             UNOCAL CAPITAL TRUST

               THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT,
           NEW YORK CITY TIME, ON     , 1996 (THE "EXPIRATION DATE")
                                UNLESS EXTENDED
                             BY UNOCAL CORPORATION

                                EXCHANGE AGENT:

                             THE BANK OF NEW YORK

                               Facsimile Number:
                       (For Eligible Institutions Only)

                                (212) 571-3080

    By Hand or Overnight Courier:                     By Mail:

                                            (Registered or Certified Mail
        The Bank of New York                        Recommended)
     101 Barclay Street (7 East)
       Reorganization Section                   The Bank of New York
   Corporate Trust Services Window           101 Barclay Street (7 East)
      New York, New York 10286                 Reorganization Section
      Attention: George Johnson               New York, New York 10286
                                              Attention: George Johnson

                           Confirm Receipt of Notice
                      of Guaranteed Delivery by Telephone

                                (212) 815-4997

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges receipt of the Prospectus, dated    , 1996 (the
"Prospectus"), of Unocal Corporation, a Delaware corporation ("Unocal"), and Unocal Capital Trust, a Delaware statutory business trust (the "Trust") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes Unocal's offer (the "Exchange Offer") to exchange % Trust Convertible Preferred Securities of the Trust, representing preferred undivided beneficial interests in the assets of the Trust (the "Trust Convertible Preferred Securities"), for up to all of the 10,250,000 outstanding shares of its $3.50 Convertible Preferred Stock (the "$3.50 Convertible Preferred Stock").

  The Exchange Offer will be effected on the basis of (A) that amount of Trust Convertible Preferred Securities having an aggregate liquidation amount equal to the greater of (1) the redemption price for a share of the $3.50 Convertible Preferred Stock as of the Exchange Amount Determination Date (as defined herein), plus accumulated and unpaid dividends thereon to but excluding the Expiration Date, or (2) the Market Value (as defined herein) of the number of shares of the common stock, par value $1.00 per share (the "Common Stock"), of Unocal into which a share of the $3.50 Convertible Preferred Stock is convertible as of the Exchange Amount Determination Date, for (B) each share of $3.50 Convertible Preferred Stock validly tendered and accepted for exchange in the Exchange Offer. The Trust Convertible Preferred Securities have a liquidation amount of $50 per security. The current redemption price for a share of the $3.50 Convertible Preferred Stock is $52.10. The current conversion ratio on the $3.50 Convertible Preferred Stock is 1.626 shares of Common Stock for each share of $3.50 Convertible Preferred Stock. Unocal will pay amounts of less than $50 due to a holder of $3.50 Convertible Preferred Stock for such exchange in cash in lieu of issuing a fractional Trust Convertible Preferred Security. The "Exchange Amount Determination Date" will be the second business day before the Expiration Date. "Market Value" means the average of the daily closing price for one share of the Common Stock as reported on the New York Stock Exchange Composite Transaction listing for the five trading days immediately preceding the Exchange Amount Determination Date.

  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
            THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ANY ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the shares of $3.50 Convertible Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Numbers of Shares should be listed on a separate signed schedule affixed hereto.

 DESCRIPTION OF SHARES OF $3.50 CONVERTIBLE PREFERRED STOCK TENDERED HEREWITH
- -------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                           NUMBER OF SHARES
  (PLEASE                                                 CERTIFICATE       REPRESENTED            NUMBER OF SHARES
 FILL IN)                                                 NUMBER(S)*      BY CERTIFICATE(S)           TENDERED**
- ----------------------------------------------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------
                                      --------------------------------------------------------------------------------
                                                          TOTAL

- -------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares of $3.50 Convertible Preferred Stock represented by the tendered certificates. See instruction 2.

  This Letter of Transmittal is to be used if certificates for shares of $3.50 Convertible Preferred Stock are to be forwarded herewith. If delivery of shares of $3.50 Convertible Preferred Stock is to be made through book-entry transfer into the Exchange Agent's account at the Depository Trust Company ("DTC"), this Letter of Transmittal need not be delivered; provided, however, that tenders of shares of $3.50 Convertible Preferred Stock must be effected in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer".

  Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name shares of $3.50 Convertible Preferred Stock are registered or any other person who has obtained a properly completed stock power from the registered holder or any person whose shares of $3.50 Convertible Preferred Stock are held of record by DTC who desires to deliver such shares by book-entry transfer at DTC.

  Holders whose shares of $3.50 Convertible Preferred Stock are not immediately available or who cannot deliver their shares of $3.50 Convertible Preferred Stock and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their shares of $3.50 Convertible Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery".

[_] CHECK HERE IF TENDERED SHARES OF $3.50 CONVERTIBLE PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------

     The Depository Trust Company:
                                  ----------------------------------------------

     Account Number                 Transaction Code Number
                   ---------------                         ---------------------

[_] CHECK HERE IF TENDERED SHARES OF $3.50 CONVERTIBLE PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                    --------------------------------------------

     Name of Eligible Institution that Guaranteed Delivery
                                                          ----------------------

    If delivery is by Book-Entry Transfer:

     Account Number
                    -----------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Unocal the above-described shares of $3.50 Convertible Preferred Stock. Subject to, and effective upon, the acceptance for exchange of the shares of $3.50 Convertible Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, Unocal, all right, title, and interest in and to such shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the shares of $3.50 Convertible Preferred Stock to be assigned, transferred, and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign, and transfer the shares of $3.50 Convertible Preferred Stock and to acquire the Trust Convertible Preferred Securities issuable upon the exchange of such tendered shares, and that, when the same are accepted for exchange, Unocal will acquire good and unencumbered title to the tendered shares of $3.50 Convertible Preferred Stock, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute, and deliver any additional documents deemed by the Exchange Agent or Unocal to be necessary or desirable to complete the exchange, assignment, and transfer of tendered shares of $3.50 Convertible Preferred Stock or transfer ownership of such shares on the account books maintained by DTC. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy, or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

  The Exchange Offer is conditioned on the receipt for exchange of at least 4,000,000 shares of $3.50 Convertible Preferred Securities and certain other conditions described in the Prospectus, which conditions may be waived by Unocal. In addition, Unocal expressly reserves the right, in its sole discretion, to extend, amend, or modify the terms and conditions of the Exchange Offer in any manner, or to withdraw or terminate the Exchange Offer at any time for any reason. The undersigned recognizes that as a result of the foregoing, Unocal may not be required to exchange any of the shares of $3.50 Convertible Preferred Stock tendered hereby and, in such event, the shares of $3.50 Convertible Preferred Stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned. Tendered shares of $3.50 Convertible Preferred Stock may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by Unocal, may be withdrawn at any time after 40 business days after the date of the Prospectus.

  Certificates for all Trust Convertible Preferred Securities delivered in exchange for tendered shares of $3.50 Convertible Preferred Stock delivered herewith but not exchanged, registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERED HOLDER(S) SIGN HERE
                  (Complete accompanying substitute Form W-9)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                          (Signature(s) of Holder(s))
 Dated:
       ----------------   , 1996

   (Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for shares of $3.50 Convertible Preferred Stock or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith or, if the shares of $3.50 Convertible Preferred Stock are held of record by DTC, the person in whose name such shares are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See instruction 3.


 Name(s):
         ---------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title):
                       -------------------------------------------------------

 Address:
         ---------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                              (Including Zip Code)

 Area Code and Telephone No.
                            --------------------------------------------------

 Taxpayer Identification No.
                            --------------------------------------------------


                           GUARANTEE OF SIGNATURE(S)
                        (If Required--See Instruction 3)

 Authorized Signature:
                      --------------------------------------------------------
 Name:
      ------------------------------------------------------------------------
 Title:
       -----------------------------------------------------------------------
 Address:
         ---------------------------------------------------------------------
 Name of Firm:
              ----------------------------------------------------------------
 Area Code and Telephone Number:
                                ----------------------------------------------
 Dated:
       ----------------   , 1996

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Delivery of this Letter of Transmittal and Certificates. Certificates for all physically delivered shares of $3.50 Convertible Preferred Stock as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of shares of $3.50 Convertible Preferred Stock tendered by book-entry transfer, must be received by the Exchange Agent at either of its addresses set forth herein prior to the Expiration Date.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SHARES OF $3.50 CONVERTIBLE PREFERRED STOCK, AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

  Holders whose shares of $3.50 Convertible Preferred Stock are not immediately available or who cannot deliver their shares of $3.50 Convertible Preferred Stock and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their shares of $3.50 Convertible Preferred Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery". Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram, or facsimile transmission setting forth the name and address of the tendering Holder, the names in which such shares are registered, and, if possible, the certificate numbers of the shares of $3.50 Convertible Preferred Stock to be tendered; and (iii) all tendered shares of $3.50 Convertible Preferred Stock as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, or a confirmation of any book-entry transfer of such shares into the Exchange Agent's account at DTC, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such letter, telex, telegram, or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering-- Guaranteed Delivery".

  No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the shares of $3.50 Convertible Preferred Stock for exchange.

  2. Partial Tenders; Withdrawals. If less than the entire number of shares of $3.50 Convertible Preferred Stock evidenced by a submitted certificate is tendered, the tendering Holder must fill in the number of shares tendered in the box entitled "Number of Shares Tendered". A newly issued certificate for shares of $3.50 Convertible Preferred Stock submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All shares of $3.50 Convertible Preferred Stock evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Tenders of shares of $3.50 Convertible Preferred Stock pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by Unocal, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written, telegraphic, telex, or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered shares of $3.50 Convertible Preferred Stock to be withdrawn, the certificate numbers of the shares of $3.50 Convertible Preferred Stock to be withdrawn, the number of shares of $3.50 Convertible Preferred Stock delivered for exchange, a statement that such a Holder is withdrawing its election to have such shares exchanged, and the name of the registered Holder of such shares and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to Unocal that the person withdrawing the tender has succeeded to the beneficial ownership of the shares of $3.50 Convertible Preferred Stock being withdrawn. The Exchange Agent will return properly withdrawn shares of $3.50 Convertible Preferred Stock promptly following receipt of notice of withdrawal. If shares of $3.50 Convertible Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn shares of $3.50 Convertible Preferred Stock or otherwise comply with DTC's procedures. All questions as to the validity of notice of withdrawal, including time of receipt, will be determined by Unocal, and such determination will be final and binding on all parties. Withdrawals of tenders of shares of $3.50 Convertible Preferred Stock may not be rescinded and any shares of $3.50 Convertible Preferred Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn shares of $3.50 Convertible Preferred Stock, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

  3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the shares of $3.50 Convertible Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever.

  If any of the shares of $3.50 Convertible Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the shares of $3.50 Convertible Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of $3.50 Convertible Preferred Stock.

  When this Letter of Transmittal is signed by the registered Holder(s) of shares of $3.50 Convertible Preferred Stock listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

  If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the shares of $3.50 Convertible Preferred Stock listed, such shares must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to Unocal and duly executed by the registered Holder(s), in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the shares of $3.50 Convertible Preferred Stock.

  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by Unocal, proper evidence satisfactory to Unocal of their authority so to act must be submitted.

  Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the shares of $3.50 Convertible Preferred Stock are tendered (i) by a registered Holder of such shares, or (ii) for the account of an Eligible Institution.

  4. Transfer Taxes. Unocal shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of $3.50 Convertible Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, certificates representing Trust Convertible Preferred Securities or shares of $3.50 Convertible Preferred Stock not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of such shares tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of shares of $3.50 Convertible Preferred Stock to Unocal or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the shares of $3.50 Convertible Preferred Stock listed in this Letter of Transmittal.

  5. Extensions, Amendments and Termination. Unocal expressly reserves the right to extend, waive, amend, or modify the terms or conditions of the Exchange Offer or withdraw or terminate the Exchange Offer at any time and for any reason.

  6. Mutilated, Lost, Stolen, or Destroyed Certificates. Any Holder whose certificates for shares of $3.50 Convertible Preferred Stock have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

  7. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to D.F. King & Co., Inc., telephone (800) 848-3051.

  8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or shares of $3.50 Convertible Preferred Stock will be resolved by Unocal, whose determination will be final and binding. Unocal reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Unocal's counsel, be unlawful. Unocal also reserves the right to waive any irregularities or conditions of tender as to the particular shares of $3.50 Convertible Preferred Stock covered by any Letter of Transmittal or tendered pursuant to such letter. None of Unocal, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Unocal's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

  9. Substitute Form W-9. Except as described below under "Important Tax Information," federal income tax laws require each tendering holder to provide Unocal with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided below, and to indicate whether or not the holder is not subject to backup withholding by crossing out Part 2 of the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on such form or to cross out Part 2 of such form if applicable may subject the tendering holder to 31% federal income tax withholding on payments made to the holder. The box in Part 3 of such form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder is not provided with a TIN within sixty (60) days, Unocal will withhold 31% on all such payments thereafter until a TIN is provided to it.

  10. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR SHARES OF $3.50 CONVERTIBLE PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS) OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered shares of $3.50 Convertible Preferred Stock are accepted for exchange is required to provide Unocal with such holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9. If a holder is an individual, the TIN is the holder's social security number. If Unocal is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such holder with respect to Trust Convertible Preferred Securities acquired pursuant to the Exchange Offer may be subject to backup withholding.

  If backup withholding applies, Unocal is required to withhold 31% of all payments with respect to the Trust Convertible Preferred Securities made to a holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  To prevent backup withholding on payments that are made to a holder with respect to Trust Convertible Preferred Securities, the holder is required to notify Unocal of his or its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on such form is correct (or that such holder is awaiting a TIN) and whether or not (i) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement, signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Exchange Agent.

  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

- -------------------------------------------------------------------------------
                       PAYER'S NAME: UNOCAL CORPORATION
 -------------------------------------------------------------------------------


                         Part I--PLEASE PROVIDE YOUR
       SUBSTITUTE        TIN IN THE BOX AT RIGHT AND    --------------------
        Form W-9         CERTIFY BY SIGNING AND            Social security
                         DATING BELOW                           number

                                                                OR

                                                        ---------------------
                                                             Employer
                                                        identification number
- -------------------------------------------------------------------------------
     Department of       Part II--I am not subject to backup withholding
     the Treasury        because (i) I am exempt from backup withholding,
   Internal Revenue      (ii) I have not been notified by the Internal
        Service          Revenue Service ("IRS") that I am subject to backup
                         withholding as a result of a failure to report all
                         interest or dividends, or (iii) the IRS has
                         notified me that I am no longer subject to backup
                         withholding. (You must cross out this Part 2 if you
                         are currently subject to backup withholding because
                         of underreporting of interest or dividends on your
                         tax return.)
- -------------------------------------------------------------------------------

  Payer's Request for     CERTIFICATION--UNDER PENALTIES OF PERJURY, I
       Taxpayer           CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
 Identification Number    IS TRUE, CORRECT, AND COMPLETE.
         (TIN)            -----------------------------------------------------
                                                                     Part III
                         Signature: ______________   Date: ______  Awaiting
                         Name (Please Print):                      TIN  [_]
                                      ---------------------------

- ------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

- -------------------------------------------------------------------------------

                     CERTIFICATE OF TAXPAYER AWAITING TIN
   I certify under penalties of perjury that a taxpayer identification num-ber has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to an appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I under-stand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 _______________________________________  __________________________
                Signature                            Date
 ---------------------------------------
           Name (Please Print)
 ------------------------------------------------------------------------------